Earnings per Common Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
Earnings per Common Share
Earnings per Common Share
We present basic and diluted earnings per share. Basic earnings per share is calculated by dividing the net income attributable to the owners of QIAGEN N.V. by the weighted average number of common shares outstanding. Diluted earnings per share reflect the potential dilution that would occur if all “in the money” options and warrants to issue common shares were exercised. The following schedule summarizes the information used to compute earnings per common share:

	Years ended December 31,
(in thousands, except per share data)	2018	2017	2016
Net income attributable to the owners of QIAGEN N.V.	$190,380	$40,394	$80,404

Weighted average number of common shares used to compute basic net income per common share	226,640	228,074	234,800
Dilutive effect of stock options and restrictive stock units	4,613	4,760	4,193
Dilutive effect of outstanding warrants	2,203	175	—
Weighted average number of common shares used to compute diluted net income per common share	233,456	233,009	238,993
Outstanding options and awards having no dilutive effect, not included in above calculation	272	52	210
Outstanding warrants having no dilutive effect, not included in above calculation	35,939	30,434	25,800

Basic earnings per common share attributable to the owners of QIAGEN N.V.	$0.84	$0.18	$0.34
Diluted earnings per common share attributable to the owners of QIAGEN N.V.	$0.82	$0.17	$0.34